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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of earliest event reported):

                               September 11, 2000


                          GELTEX PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                          0-26872                          04-3136767
       --------                          -------                          ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer Identification No.)
of Incorporation)


                               153 SECOND AVENUE,
                          WALTHAM, MASSACHUSETTS 02451
              (Address of principal executive office and zip code)

               Registrant's telephone number, including area code:
                                 (781) 290-5888




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                              ITEM 5. OTHER EVENTS.

On September 11, 2000, the Registrant and Genzyme Corporation ("Genzyme") publicly disseminated a press release announcing that they had entered into an Agreement and Plan of Merger, dated as of September 11, 2000 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of the Registrant with and into a subsidiary of Genzyme (the "Merger") pursuant to which the Registrant will become a wholly owned subsidiary of Genzyme. A copy of the joint press release of the Registrant and Genzyme with respect to the Merger is included herein as Exhibit 99.1. The joint press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits.


              99.1    The Registrant's Press Release Dated September 11, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          GELTEX PHARMACEUTICALS, INC.


                             By: /s/ Mark Skaletsky
                                -------------------------------
                                 Mark Skaletsky
                                 President and Chief Executive Officer

Date: September 11, 2000


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                                  EXHIBIT INDEX


Exhibit                                                         Sequential
Number      Description                                         Page Number
-------     -----------                                         -----------

99.1        The Registrant's Press Release dated                     4
            September 11, 2000, is filed
            herewith.






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